UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2009

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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

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Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, IN 47708
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (812) 464-1294

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(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 13, 2009, Old National Bancorp issued a press release announcing an updated outlook for the fourth quarter of 2008 and additional information relating to the check fraud scheme that was previously announced in a Current Report on Form 8-K filed on November 18, 2008.

A copy of the press release is attached hereto as Exhibit 99.1. Old National Bancorp does not intend for this Item 7.01 or Exhibit 99.1 to be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Old National Bancorp Press Release dated January 13, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2009

OLD NATIONAL BANCORP

By: /s/ Christopher A. Wolking
Christopher A. Wolking
Senior Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Old National Bancorp Press Release dated January 13, 2009.